                                                                    Exhibit 99.1

                             INFORMATION MANAGEMENT

                               SERVICES AGREEMENT

     This Information Management Services Agreement (this "Agreement"), dated as of the date set forth on the signature page hereto, is by and between MangoSoft, Inc. ("MangoSoft") and Built Right Networks, LLC ("Right Networks").

     WHEREAS, MangoSoft desires to outsource the Information Management Services used to provide (1) Service Operations, (2) Internal IT Operations, (3) Customer Support, (4) Reseller Support, (5) Employee Support, and (6) Software Support Engineering; and

     WHEREAS, Right Networks has special skills relevant to providing these Information Management Services.

     NOW THEREFORE, in consideration of the mutual covenants herein contained, the adequacy and sufficiency of which are hereby acknowledged, MangoSoft and Right Networks hereby agree as follows:

                   Section 1. Information Management Services.

     Right Networks agrees to provide to MangoSoft the following Information Management Services under the terms of this Agreement:

     (a) The Service Operations described in Exhibit D.

     (b) The MangoSoft Internal IT Operations defined in Exhibit E.

     (c) The MangoSoft Customer Support defined in Exhibit F.

     (d) The MangoSoft Reseller Support defined in Exhibit G.

     (e) The MangoSoft Employee Support defined in Exhibit H.

     (f) The Software Support Engineering defined in Exhibit I.

     Right Networks shall provide these services using hardware and software provided by MangoSoft. MangoSoft will replace their hardware and will maintain their software licenses as needed in connection with Right Networks performance of these services. Right Networks will install software updates provided by MangoSoft and will provide best efforts to install replacement hardware provided by MangoSoft as needed in connection with Right Networks performance of these services.

                           Section 2. Grant of Rights.

     (a) MangoSoft hereby grants Right Networks a non-exclusive right to utilize MangoSoft's trademarks specified in Exhibit B hereto in connection with Right Networks' performance of services within the scope of this Agreement. When using MangoSoft's trademarks, Right Networks shall indicate that MangoSoft is the owner of such trademarks

     (b) MangoSoft hereby grants Right Networks a non-exclusive right to maintain MangoSoft's source code according to the terms of the MangoSoft's Software License Agreement (Exhibit J) in connection with Right Networks' performance of services within the scope of this Agreement.

     (c) Right Networks acknowledges and agrees with MangoSoft that, as between MangoSoft and Right Networks: (i) all title, including but not limited to copyrights, trademarks, patent rights and trade secrets, in and to the "Products and Services" specified in Exhibit A, are owned by MangoSoft; and (ii) all improvements, updates, modifications, or enhancements to the Products and Services (each a "Derivative Work"), whether or not conceived or made in the course of or as a result of Right Networks' performance under this Agreement, are and shall remain the property of MangoSoft, and any developments or expenditures made by Right Networks in connection with the Products and Services or Derivative Works shall not give or vest Right Networks with any right, title or interest in the Products and Services or any Derivative Works.

     (d) Right Networks agrees that it shall not (i) remove or alter any copyright notices on the Products and Services; (ii) reverse engineer, decompile or disassemble the Products and Services; or (iii) export or re-export the Products and Services to any country, person or entity subject to U.S. export restrictions without the appropriate licenses or consents.

     (e) Nothing contained in this Agreement shall be construed as creating a joint venture, partnership or employment relationship between Right Networks and
(i) MangoSoft, (ii) MangoSoft's Customers, or (iii) MangoSoft's Resellers and, nor shall either party have the right, power or authority to create any obligation or duty, express or implied, on behalf of the other. It is further expressly understood and agreed that no usage of trade or other regular practice or method of dealing either within the computer software industry, or any other technology-related industry, shall be used to modify, interpret, supplement or alter in any manner the express terms of this Agreement.

             Section 3. Representations and Warranties of MangoSoft.

     MangoSoft represents and warrants to Right Networks as follows:

     (f) MangoSoft shall: (i) provide Right Networks with access to MangoSoft's facilities in connection with Right Networks's performance of services within the scope of this Agreement; (ii) maintain its lease for its facility in Nashua, NH or equivalent; (iii) maintain its contract with WorldCom for Internet services or equivalent; and (iv) will use its best efforts to maintain Right Network's reputation and goodwill and will not misrepresent or disparage any Information Management Services.

       (g) MangoSoft has the full right, power and authority to enter into and to perform this Agreement. The execution, delivery and performance of this Agreement by MangoSoft has been duly authorized by all necessary corporate action by MangoSoft, and this Agreement constitutes a valid and binding obligation of MangoSoft enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally.

          Section 4. Representations and Warranties of Right Networks.

       Right Networks represents and warrants to MangoSoft as follows:

       (h) Right Networks (i) has special skills relevant to providing these Information Management Services; and (ii) will use its best efforts to maintain MangoSoft's reputation and goodwill and will not misrepresent or disparage any Products and Services.

       (i) Right Networks has the full right, power and authority to enter into and to perform this Agreement. The execution, delivery and performance of this Agreement by Right Networks has been duly authorized by all necessary corporate action by Right Networks, and this Agreement constitutes a valid and binding obligation of Right Networks enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the rights of creditors generally.

                     Section 5. Payments to Right Networks.

       Payments to Right Networks hereunder shall be made as follows:

       (j) All payments under this Agreement shall be made in accordance with this Section 5 and the terms set forth in Exhibit C hereto. The payments to Right Networks hereunder do not include any taxes, duties or similar fees that may be collectable or withheld pursuant to applicable law. Except as otherwise specified herein, all payments to Right Networks will be made in U.S. dollars, free of any currency controls or other restrictions.

       (k) Payments to Right Networks hereunder shall be due and payable by MangoSoft on the first of each month for which Right Networks will provide the Information Management Services.

                             Section 6. Termination

       (l) Either party hereto shall have the right to terminate this Agreement upon 90 calendar days written notice to the other party.

       (m) Either party hereto may terminate this Agreement upon 30 calendar days written notice in the event a party hereto (i) is in material breach of any term or condition of this Agreement and fails to remedy such breach within 30 days after receipt of written notice of such breach given by the non-breaching party; (ii) becomes insolvent; (iii) voluntarily files or has filed against it a petition under applicable bankruptcy or insolvency laws which such party fails to have released within 30 calendar days after filing; (iv) proposes any dissolution or financial reorganization with creditors or if a receiver, trustee, custodian or similar agent is appointed or takes possession with respect to all or substantially all property or business of such party; or
(v) makes a general assignment for the benefit of creditors.

       Upon termination of this Agreement, all software, software licenses, hardware, office furniture, equipment, documents, records, books, tapes, disks and files provided or purchased by by MangoSoft shall be returned to MangoSoft in substantially the same condition as received, ordinary wear and tear accepted. Upon termination of this Agreement, all all software, software licenses, hardware, office furniture, equipment, documents, records, books, tapes, disks and files provided or purchased by Right Networks shall be returned to Right Networks in substantially the same condition as received, ordinary wear and tear accepted. Neither MangoSoft nor Right Networks shall dispose of the other party's property without the prior consent of the other party.

                      Section 7. Service Level Warranties.

       The service levels warranties provided by Right Networks for Information Management Services are specified in exhibits D, E, F, G, and H attached to this Agreement. Except for those service levels, Right Networks does not warrant that the functions contained in or performance of Information Management Services will meet any requirements that you may have, and Right Networks disclaims all other warranties of any kind, either expressed or implied, including, without limitation, implied warranties of merchantability and fitness for a particular purpose.

                  Section 8. No Liability for Unauthorized Use.

       MangoSoft is solely responsible for ensuring that each password or encryption key related to the Information Management Services is utilized only by MangoSoft or, if applicable, by your authorized employees and agents. Right Networks shall have no liability for any loss, claim, damages or other liability that may arise from the unauthorized use of a password or an encryption key. If a password or an encryption key is lost or stolen it is MangoSoft's responsibility to notify Right Networks of such loss or theft so that the password or encryption key can be deactivated and a new one assigned. If any of MangoSoft employees or agents shall no longer be authorized to use a password or an encryption key it shall be your responsibility to notify Right Networks. Right Networks will use commercially reasonable efforts to effect password deactivation requests as soon as practicable after their receipt in writing from MangoSoft. Notices should be sent in accordance with Section 18 of this Agreement.

                           Section 9. Indemnification.

       (n) MangoSoft shall indemnify and hold harmless Right Networks and its directors, officers, employees and agents from any claims, suits, losses, liabilities, damages, court judgments or awards and the associated costs and expenses (including attorney's fees) (collectively, "Losses"), incurred in connection with (i) any actual infringement by the Products and Services of any patent, copyright, trade secret, trademark, mask work right or other proprietary rights of a third party or (ii) MangoSoft's breach of any term or condition of this Agreement. Right Networks may, at its own expense, assist in such defense if it so chooses, provided that MangoSoft shall control such defense and all negotiations in connection with the settlement of any such claim and

Right Networks shall, in the event of a settlement, provide MangoSoft with a release from the indemnification provided hereunder. Right Networks shall promptly provide MangoSoft with written notice of any claim that Right Networks believes falls within the scope of this Section.

       (o) Should the use of the Products and Services be enjoined in connection with clause (a)(i) above, or in the event MangoSoft wishes to minimize its potential liability thereunder, MangoSoft may, at its option: (i) substitute a fully equivalent non-infringing unit of the Products and Services; (ii) modify the infringing Products and Services so that it no longer infringes but remains functionally equivalent; or (iii) obtain for Right Networks or its customers, at MangoSoft's expense, the right to continue use of such Products and Services. In the event that MangoSoft is unable to effect any of the actions contemplated by the foregoing clauses (i), (ii) or (iii), MangoSoft shall provide Right Networks with written notice of such inability and Right Networks shall cease all sales of the subject Products and Services. In such event, MangoSoft shall reimburse Right Networks for any payments made by Right Networks to MangoSoft hereunder in respect of any such Products and Services. The indemnification contemplated by this Section shall not apply to such infringement to the extent it arises solely from modifications made to the Products and Services by Right Networks pursuant to this Agreement or otherwise.

       (p) Right Networks shall indemnify and hold harmless MangoSoft and its directors, officers, employees and agents from and against any and all Losses incurred in connection with (i) any actual or alleged infringement by any Products and Services of any patent, copyright, trade secret, trademark, mask work right or other proprietary rights of a third party in the event such infringement arises because of the creation of any Derivative Work or (ii) Right Networks's breach of any term or condition of this Agreement. MangoSoft may, at its own expense, assist in such defense if it so chooses, provided that Right Networks shall control such defense and all negotiations in connection with the settlement of any such claim and MangoSoft shall, in the event of a settlement, provide Right Networks with a release from the indemnification provided for hereunder. MangoSoft shall promptly provide Right Networks with written notice of any claim which MangoSoft believes falls within the scope of this Section.

             Section 10. Non-Disclosure of Confidential Information.

       Right Networks acknowledges that the Products and Services constitute proprietary technology and trade secrets of MangoSoft. Accordingly, Right Networks agrees that, except as agreed to in writing by MangoSoft and in connection with providing the Information Management Services Right Networks shall use reasonable efforts to cause its employees and agents not to: (i) disclose or otherwise disseminate to any individual, partnership, corporation, limited liability company, association, business trust, joint venture or other entity of any kind or nature any information relating to the Products and Services including but not limited to source or object code, patents, systems, trademarks, design, methodologies, processes, content, know-how, authorship, applications and compatibility with other software and documentation; and (ii) reproduce, copy or modify the Products and Services in whole or in part, except as required hereunder or as described in the MangoSoft's Commissioned Reseller Agreement.

          Section 11. No Warranties of MangoSoft Products and Services.

       MANGOSOFT DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, WITH REGARD TO THE PRODUCTS AND SERVICES AND THE PROVISION OF OR FAILURE TO PROVIDE TECHNICAL SUPPORT, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

       RIGHT NETWORKS DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, WITH REGARD TO MANGOSOFT'S PRODUCTS AND SERVICES EXCEPT AS DEFINED IN
SECTION 7 OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

                      Section 12. Limitation of Liability.

       (q) IN NO EVENT SHALL MANGOSOFT BE LIABLE TO RIGHT NETWORKS FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR ANY OTHER PECUNIARY LOSS, ARISING OUT OF THE USE OF OR INABILITY TO USE THE PRODUCTS AND SERVICES OR THE FAILURE TO PROVIDE TECHNICAL SUPPORT, EVEN IF MANGOSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

       (r) Except for the service level warranties of Section 7 of this Agreement, in no event will Right Networks be liable for: (a) any direct, incidental or consequential damages (including, without limitation, indirect, special, punitive, or exemplary damages for loss of business, loss of profits, business interruption, or loss of business information) arising out of your use of or your inability to use the Information Management Services or for any claim by any other person or party, including claims relating to the infringement of intellectual property rights, even if Right Networks has been advised of the possibility of such damages; or (b) any losses or damages arising from the unauthorized use of Information Management even if Right Networks is advised of such unauthorized use in accordance with Section 8 of this Agreement. The foregoing limitation applies to the acts, omissions, negligence, and gross negligence of Right Networks, its officers, employees, agents, contractors or representatives which, but for this provision, would give rise to a cause of action against Right Networks and such persons in contract, tort or any other legal doctrine.

       (s) In the event that, as a direct result of Right Networks actions or inaction, MangoSoft provides a remedy to MangoSoft's customers under MangoSoft's service level agreements, then, as the sole and exclusive remedy hereunder, MangoSoft shall receive a service credit equal to that provided by MangoSoft to its customer. Right Networks shall have no liability and shall not be required to grant a service credit for any failure to provide Information Management
Services: (i) during Scheduled Downtime; (ii) resulting from an event that causes Right Networks to be unable to fulfill its obligations to you because of flood, extreme weather, fire or other natural calamity, acts of governmental agencies, war, riot, civil unrest, work stoppages or strikes, or similar causes beyond the control of Right Networks; or (iii) caused, directly or indirectly, by the acts or omissions of MangoSoft's representatives or by unauthorized users of MangoSoft's equipment.

                         Section 13. Injunctive Relief.

       Right Networks acknowledges that the harm which might result to MangoSoft's business as a result of any noncompliance by Right Networks with any of the provisions of this Agreement would be largely irreparable. In the event of a breach or threatened breach of Right Networks's duties and obligations under this Agreement, Right Networks agrees that MangoSoft shall be entitled, in addition to any other legal or equitable remedies it may have, including any right to damages that it may suffer, to temporary, preliminary and permanent injunctive relief restraining such breach or threatened breach. Right Networks agrees that if there is a question as to the enforceability of any of the provisions of this Agreement, Right Networks will not engage in any conduct inconsistent with or contrary thereto until after the question has been resolved by an arbitrator, mediator or final judgment of a court of competent jurisdiction.

                            Section 14. Severability.

       The parties hereto intend that each section of this Agreement should be viewed as separate and divisible, and in the event that any section, provision, agreement or condition of this Agreement shall be held to be invalid, void, or unenforceable, such section, provision, covenant or condition shall be enforced to the maximum extent permitted under applicable law and the remainder of the provisions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

                 Section 15. Governing Law; Jurisdiction; Venue.

       This Agreement and the performance hereunder shall be governed by, and construed in accordance with, the laws of the State of New York, without giving effect to such State's rules governing the conflicts of laws. In addition, each of the parties hereto irrevocably consents to the exclusive jurisdiction of the courts of the State of New York, County of New York, and of any federal court located in the State of New York, County of New York, in connection with any action or proceeding arising out of or relating to, or a breach of, this Agreement, or any document or instrument delivered in connection with this Agreement.

                             Section 16. Assignment.

       This Agreement may only be assigned to a person other than an affiliate of the parties hereto with the written consent of the non-assigning party.

                             Section 17. Amendments.

       This Agreement may only be modified or amended by an instrument in writing signed by MangoSoft and Right Networks.

                              Section 18. Notices.

     All notices, claims, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if sent by a nationally-recognized overnight courier, by facsimile, or by registered or certified mail, return receipt requested and postage prepaid, addressed as follows:

     if to the MangoSoft:

          MangoSoft, Inc.
          1500 West Park Drive, Suite 190
          Westborough, Massachusetts 01581
          Facsimile No.: (508) 871-7380
          Attention: President;

     if to Right Networks:

          Built Right Networks, LLC.
          12 Pine St Extension
          Nashua, New Hampshire 03060

     or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such notice or communication shall be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a nationally-recognized overnight courier, on the next business day after the date when sent, (c) in the case of facsimile, when received, and (d) in the case of mailing, on the third business day following that on which the piece of mail containing such communication is posted.

                       Section 19. Headings and Pronouns.

     The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be a part of this Agreement. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

                          Section 20. Entire Agreement.

     This Agreement constitutes the entire agreement between the parties hereto pertaining to the subject matter contained herein and supersedes any and all other prior or contemporaneous agreements, arrangements and understandings, either oral or in writing, between the parties hereto with respect to the subject matter hereof. Each party to this Agreement acknowledges and represents that no representations, warranties, covenants, conditions, inducements, promises or agreements, oral or otherwise, other than as set forth herein, have been made by either party hereto or anyone acting on behalf of either party.

                            Section 21. Counterparts.

     This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one agreement.

          IN WITNESS WHEREOF, the parties hereto have executed this Information Management Services Agreement as of the date specified below.

                                                MANGOSOFT, INC.


Date: ________________                          By:_____________________________
                                                   Print name: Dale Vincent
                                                   Title: CEO


                                                BUILT RIGHT NETWORKS, LLC


                                                By:_____________________________
                                                   Print name:
                                                   Title:

                                    EXHIBIT A



                              Products and Services

         Mangomind      Service

         Mangomind      Product

         FileTRUST      Service

         Cachelink      Product

                                    EXHIBIT B



                           Trademarks and Servicemarks

"CacheLink"
"MangoSoft"
"Mango"
"Pool"
"Pooling"
"Mangosoft"
"Mangomind"
"The Business Internet File Service"

                                   EXHIBIT C

                                    Payments

         $30,000 per month

                                    EXHIBIT D

                               Service Operations

         Right Networks will provide MangoSoft with service operations as follows:

         (t) Right Networks will manage, using hardware and software provided by MangoSoft, the Mangomind service to the level required to satisfy the Service Level Agreement for Mangomind made between MangoSoft and its customers.

         (u) Right Networks will manage, using hardware and software provided by MangoSoft, the FileTRUST service to the level required to satisfy the Service Level Agreement for FileTRUST made between MangoSoft and its customers.

         (v) Right Networks will manage, using hardware and software provided by MangoSoft, the MangoSoft Corporate Web Site (www.mangosoft.com) service operations to provide for the availability of the MangoSoft Corporate Web Site 99% of the time, except for Scheduled Downtime that will consist of up to eight hours per month at any time mutually agreed upon by Right Networks and MangoSoft.

                                    EXHIBIT E

                        MangoSoft Internal IT Operations

         Right Networks will provide MangoSoft with internal IT operations services as follows:

         (w) Right Networks will manage, using hardware and software provided by MangoSoft, MangoSoft's Great Plains accounting server.

         (x) Right Networks will manage, using hardware and software provided by MangoSoft, MangoSoft's Exchange server and email routing and filtering system.

         (y) Right Networks will manage, using hardware and software provided by MangoSoft, the Shoreline telephone system.

         (z) Right Networks will manage, using hardware and software provided by MangoSoft, the account administration systems used for the creation and management of Mangomind service accounts, FileTRUST service accounts, and Cachelink product licenses.

         Right Networks will provide for the availability of the above MangoSoft Internal IT Operations to MangoSoft Employees (Exhibit H) between 8 a.m. and 5 p.m. Boston time, Monday through Friday to a service level that does not significantly impair the MangoSoft Employees' ability to perform their jobs. In addition, Right Networks will provide for the availability of the above MangoSoft Internal IT Operations as required by Right Networks to provide the support services of Exhibits F, G, and H of this Agreement.

                                    EXHIBIT F

                           MangoSoft Customer Support

         Right Networks will provide MangoSoft with customer support services as follows:

         (aa) Right Networks will provide support to MangoSoft's Mangomind service Customers, using telephone, web, and email services provided by MangoSoft, in a manner consistent with Section E of Schedule A of the Service Level Agreement for Mangomind made between MangoSoft and its customers.

         (bb) Right Networks will provide support to MangoSoft's FileTRUST service Customers, using telephone, web, and email services provided by MangoSoft, on a 24 hours per day, 7 days per week, 365 days per year basis. FileTRUST support requests will be responded to by 12 p.m. on the business day following the day the request is received.

         (cc) Right Networks will provide support to MangoSoft's Cachelink product Customers, using telephone, web, and email services provided by MangoSoft, in a manner consistent with the Cachelink End User License Agreement on a 24 hours per day, 7 days per week, 365 days per year basis. Cachelink support requests will be responded to by 12 p.m. on the business day following the day the request is received.

         The term "Customer" in this Exhibit F means a business or individual who either (i) is paying for the Mangomind service or the FileTRUST service;
(ii) has purchased the Cachelink product; (iii) is using the Mangomind service within its trial period; or (iv) is using the Cachelink product within its trial period.

                                    EXHIBIT G

                           MangoSoft Reseller Support

         Right Networks will provide support to MangoSoft's Resellers, using telephone, web, and email services provided by MangoSoft, in a manner consistent with Exhibit D of the Value Added Reseller Agreement made between MangoSoft and the Reseller.

         The term "Reseller" in this Exhibit F means a business or individual who has entered into and is bound by MangoSoft's Value Added Reseller Agreement with MangoSoft.

                                    EXHIBIT H

                           MangoSoft Employee Support

       Right Networks will provide support to MangoSoft's Employees in their use of MangoSoft Internal IT Operations, using telephone, web, and email services provided by MangoSoft, between 8 a.m. and 5 p.m. Boston time, Monday through Friday.

       Support requests can be made either via telephone by dialing 888-88MANGO and selecting option 2 (support) or via email to support@mangosoft.com.

       The MangoSoft Employees to whom Right Networks provide this support are those who fill the following positions at MangoSoft:

       (dd)   Chief Executive Officer

       (ee)   Accounting Manager

       (ff)   Chief Technical Officer

                                    EXHIBIT I

                          Software Support Engineering

       Right Networks will provide best-effort software support engineering services to correct problems reported by MangoSoft customers with MangoSoft's Mangomind, FileTRUST, Cachelink, and Corporate Web Site source code. Right Networks' access to MangoSoft source code will be in accordance with MangoSoft's Source License Agreement and the following:

       (gg) RIGHT NETWORKS DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, WITH REGARD TO RIGHT NETWORKS ABILITY TO CORRECT ANY PROBLEMS WITH MANGOSOFT'S SOURCE CODE. RIGHT NETWORKS DISCLAIMS ALL WARRANTIES AND CONDITIONS, EITHER EXPRESS OR IMPLIED, WITH REGARD TO ANY SOURCE CODE CHANGES IT PROVIDES AND THE PROVISION OF OR FAILURE TO PROVIDE TECHNICAL SUPPORT, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OR CONDITIONS OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

       (hh) IN NO EVENT SHALL RIGHT NETWORKS BE LIABLE FOR ANY SPECIAL, INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES WHATSOEVER, INCLUDING, WITHOUT LIMITATION, DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR ANY OTHER PECUNIARY LOSS, ARISING OUT OF THE USE OF OR INABILITY TO ANY SOURCE CODE CHANGES IT PROVIDES OR THE FAILURE TO PROVIDE TECHNICAL SUPPORT, EVEN IF RIGHT NETWORKS HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

                                    EXHIBIT J

SOFTWARE LICENSE AGREEMENT FOR MANGOSOFT SOFTWARE


IMPORTANT-READ CAREFULLY
This is a legal agreement between you (either an individual or an entity) and MangoSoft, Inc. (Mangosoft), the developer of the SOFTWARE PRODUCT identified in Exhibit A. The SOFTWARE PRODUCT includes computer software, the associated media, any printed materials, and any "online" or electronic documentation. By installing, copying, or otherwise using this SOFTWARE PRODUCT, you agree to be bound by the terms of this agreement and agree to use best efforts to ensure that your employees and agents who use the SOFTWARE PRODUCT have read this Agreement and will comply with the terms. If you do not agree to the terms of this license agreement, Mangosoft is unwilling to license the SOFTWARE PRODUCT to you. In such event, you may not install, copy, or use the SOFTWARE PRODUCT and should contact Mangosoft for information on how to return the unused SOFTWARE PRODUCT for refund.

SOFTWARE LICENSE AGREEMENT (SLA)

This SOFTWARE PRODUCT is protected by copyright laws and international copyright treaties, as well as other intellectual property laws and treaties. The SOFTWARE PRODUCT is licensed to you; it is not sold to you.

1. YOUR RIGHTS IN USAGE. This agreement grants you the following rights:

1.1 Software. Subject to the terms of this SLA, Mangosoft grants to you the non-exclusive, non-transferable right to use the SOFTWARE PRODUCT.

2. OTHER RIGHTS AND LIMITATIONS

2.1 Compliance with Third Party Licenses. The source code license granted under this SLA is for use of the SOFTWARE PRODUCT only. This SLA is not intended to counteract, annul, circumvent, obviate, avoid, evade or bypass any third party licensing arrangement for other software and/or hardware products that may be required. You are solely responsible for ensuring compliance with licensing agreements with any and all third party software and/or hardware providers.

2.2 RESTRICTIONS ON USE. YOU AGREE THAT WHEN USING THE SOFTWARE PRODUCT, YOU WILL NOT: PUBLISH, DISPLAY, DISCLOSE, RENT, MODIFY, LOAN OR DISTRIBUTE ANY PART OF THE SOFTWARE PRODUCT. YOU AGREE NOT TO CREATE DERIVATIVE WORKS BASED ON THE SOFTWARE PRODUCT OR ANY PART OF THE SOFTWARE PRODUCT, WITHOUT THE WRITTEN CONSENT OF THE MANGOSOFT, INC., AND ALL SUCH DERIVATIVE WORKS SHALL BECOME THE PROPERTY OF MANGOSOFT, INC THIS SLA IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT OF THE SOFTWARE PRODUCT FROM THE UNITED STATES THAT MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES. USERS FROM CERTAIN RESTRICTED COUNTRIES MAY BE PROHIBITED FROM USING THE SOFTWARE PRODUCT. YOU AGREE TO RESTRICT THE USE OF THE SOFTWARE PRODUCT THAT MAY BE IN VIOLATION OF UNITED STATES EXPORT RESTRICTIONS.

2.3 Compliance With Laws. You agree to comply with all laws, rules and regulations now or hereafter promulgated by any government authority or agency that govern or apply to the transmission or display of data on the Internet or other computer networks.

2.4 INDEMNIFICATION. YOU AGREE TO INDEMNIFY AND HOLD HARMLESS MANGOSOFT AND ITS OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS FROM ANY AND ALL CLAIMS, DAMAGES, COSTS, EXPENSES OR LAWSUITS, INCLUDING REASONABLE ATTORNEYS' FEES, ARISING OUT OF OR IN CONNECTION WITH YOUR USE OF THE SOFTWARE PRODUCT.

2.5 SOFTWARE PRODUCT Transfer. You may not sell, license, sublicense, rent, lease or otherwise transfer the source code to the SOFTWARE PRODUCT.

2.6 Termination. Mangosoft may terminate this agreement upon written notice to you at any time or if you fail to comply with the terms and conditions of this agreement. In such event you must purge the SOFTWARE PRODUCT from your system and either destroy the SOFTWARE PRODUCT or return all copies of the SOFTWARE PRODUCT to Mangosoft.

3. UPGRADES. If the SOFTWARE PRODUCT is an upgrade of a Mangosoft product, the upgrade is now considered the SOFTWARE PRODUCT and is expressly subject to this SLA.

4. PRODUCT SUPPORT. Mangosoft or its designated agents may provide limited support for the SOFTWARE PRODUCT. Please refer to the Mangosoft Web site (http//www.mangosoft.com) for additional information on support options.

5. Ownership. As between Mangosoft and you, all title to the SOFTWARE PRODUCT (including, but not limited to, copyright, trademarks, patent rights, trade secrets and any images, photographs, animation, video, audio, music, text, graphics and "applets"

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incorporated into the SOFTWARE PRODUCT and any component of the SOFTWARE
PRODUCT, including but not limited to, drivers, VxDs, utility programs, system software, help files, web pages and objects), the accompanying printed materials, and any and all copies of the SOFTWARE PRODUCT, shall remain the property of Mangosoft, its successors and assigns. You may not, and cannot permit others to, copy any part of the SOFTWARE PRODUCT. All rights not specifically granted under this SLA are reserved by Mangosoft. You may not remove any copyright, trademark, proprietary rights, disclaimer or warning notice included on or embedded in the SOFTWARE PRODUCT.

OTHER PROVISIONS

This SLA and warranty are governed by the laws of the Commonwealth of Massachusetts, U.S.A., without regard to its principles regarding conflicts of laws, and you expressly agree that the state and federal courts of the Commonwealth of Massachusetts shall have exclusive venue and jurisdiction in such case. The parties hereto expressly exclude the United Nations Convention on Contracts for the International Sale of Goods from this SLA.

WARRANTY

1. LIMITED WARRANTY. MANGOSOFT PROVIDES A LIMITED WARRANTY ON THE SOFTWARE PRODUCT FOR A PERIOD OF THIRTY (30) DAYS FROM DATE OF PURCHASE (THE "WARRANTY PERIOD"). ANY IMPLIED WARRANTIES ON THE SOFTWARE ARE LIMITED TO THIRTY (30) DAYS. SOME STATES/JURISDICTIONS DO NOT ALLOW LIMITATIONS ON DURATION OF AN IMPLIED WARRANTY, SO THE ABOVE LIMITIATION MAY NOT APPLY TO YOU. MANGOSOFT DOES NOT WARRANT THAT YOUR USE OF THE SOFTWARE PRODUCT WILL BE UNINTERRUPTED OR ERROR FREE.

2. CUSTOMER REMEDIES. MANGOSOFT'S AND ITS SUPPLIERS' ENTIRE LIABILITY AND YOUR EXCLUSIVE REMEDY SHALL BE, AT MANGOSOFT'S SOLE OPTION, EITHER (A) RETURN OF THE PRICE PAID, OR (B) REPAIR OR REPLACEMENT OF THE SOFTWARE PRODUCT THAT DOES NOT MEET THIS LIMITED WARRANTY AND WHICH IS RETURNED TO MANGOSOFT WITH A COPY OF YOUR RECEIPT. THIS LIMITED WARRANTY IS VOID IF FAILURE OF THE SOFTWARE PRODUCT HAS RESULTED FROM ACCIDENT, ABUSE, OR MISAPPLICATION. ANY REPLACEMENT SOFTWARE PRODUCT WILL BE WARRANTED FOR THE REMAINDER OF THE ORIGINAL WARRANTY PERIOD OR THIRTY (30) DAYS, WHICHEVER IS LONGER.

3. NO OTHER WARRANTIES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, MANGOSOFT AND ITS SUPPLIERS DISCLAIM ALL OTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR PARTICULAR PURPOSE, AND NON-INFRINGEMENT WITH

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REGARD TO THE SOFTWARE PRODUCT AND THE ACCOMPANYING WRITTEN MATERIALS. THIS
LIMITED WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOPU MAY HAVE OTHERS, WHICH VARY FROM STATE/JURISDICTION TO STATE/JURISDICTION.

4. NO LIABILITY FOR CONSEQUENTIAL DAMAGES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, IN NO EVENT SHALL MANGOSOFT OR ITS SUPPLIERS BE LIABLE TO YOU OR ANY THIRD PERSON FOR ANY DAMAGE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, SPECIAL, INCIDENTAL, CONSEQUENTIAL, OR INDIRECT DAMAGES OF ANY KIND) ARISING OUT OF THE USE OF OR INABILITY TO USE THIS SOFTWARE PRODUCT, EVEN IF MANGOSOFT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. IN ANY CASE, MANGOSOFT'S AND ITS SUPPLIERS' ENTIRE LIABILITY UNDER ANY PROVISION OF THIS AGREEMENT SHALL BE LIMITED TO THE AMOUNT ACTUALLY PAID BY YOU FOR THE SOFTWARE PRODUCT. BECAUSE SOME STATES/JURISDICTIONS DO NOT ALLOW THE EXCLUSION OR LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTIAL DAMAGES, THE ABOVE LIMITATION MAY NOT APPLY TO YOU.

5. ULTRAHAZARDOUS ACTIVITIES. THE SOFTWARE PRODUCT IS NOT DESIGNED, MANUFACTURED OR INTENDED FOR USE IN ANY ENVIROMENT IN WHICH THE FAILURE OF THE SOFTWARE PRODUCT COULD LEAD TO DEATH, PERSONAL INJURY, OR SEVERE PHYSICAL OR ENVIROMENTAL DAMAGE, SUCH AS IN THE DESIGN OR OPERATION OF NUCLEAR FACILITIES, AIRCRAFT NAVIGATION OR SYSTEMS, OR IN ON-LINE CONTROL EQUIPMENT IN ANY HAZARDOUS ENVIROMENT REQUIRING FAIL-SAFE PERFORMANCE ("ULTRAHAZARDOUS ACTIVITIES"). MANGOSOFT, ITS LICENSORS, AND ITS SUPPLIERS SPECIFICALLY DISCALIM ANY EXPRESS OR IMPLIED WARRANTY OF FITNESS FOR ULTRAHAZARDOUS ACTIVITIES. YOU REPRESENT AND WARRANT TO MANGOSOFT THAT YOU WILL NOT USE, OR ALLOW OTHERS TO USE, THE SOFTWARE PRODUCT FOR SUCH PURPOSES.

6. THE FOREGOING LIMITATION OF LIABILITY SHALL APPLY REGARDLESS OF THE CAUSE OF ACTION UNDER WHICH DAMAGES ARE SOUGHT, INCLUDING, WITHOUT LIMITATION, BREACH OF CONTRACT, STRICT LIABILITY, NEGLIGENCE OR OTHER TORT. BECAUSE SOME JURISDICTIONS AND STATES MAY NOT ALLOW THE EXCLUSION OF LIMITATION OF LIABILITY FOR CONSEQUENTIAL OR INCIDENTIAL DAMAGES, THE ABOVE LIMITATIONS MAY NOT APPLY TO YOU.

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                                    EXHIBIT A


"SOFTWARE PRODUCT" means the following software and associated source code:


Mangomind
Cachelink
FileTRUST
Mangosoft Corporate Website